Exhibit 10.26

ADDENDUM NO. 3

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: March 31, 2013 (the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED IN THE INTERESTS AND LIABILITIES

AGREEMENT(S) ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective on October 1, 2013, paragraph A of Article 2 – Term – is amended to read:

A.	This Contract shall take effect on March 31, 2013, applying to losses occurring on or after that date and shall remain in force for an indefinite period but may be terminated on January 1, 2014, by either party giving to the other party 30 days’ prior written notice, or any January 1 thereafter, by either party giving to the other party 75 days’ prior written notice.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representatives as follows:

on this 4th day of October, in the year 2013.

AFFIRMATIVE INSURANCE COMPANY

                         /s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 3

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: March 31, 2013 (the “Agreement”)

of

GREENLIGHT REINSURANCE, LTD.

(the “Subscribing Reinsurer”) with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: March 31, 2013 (the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY Burr Ridge, Illinois

(the “Company”)

Addendum No. 3 to the Contract, as executed by the Company, shall form part of the Contract, effective October 1, 2013.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

This 4th day of October, in the year 2013.

GREENLIGHT REINSURANCE, LTD.

                         /s/ Jim Ehman /s/ BB

Market Reference Number: GLRE 1745A